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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   OCTOBER 25, 2001

DATE OF EARLIEST EVENT REPORTED:    OCTOBER 25, 2001


                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


       DELAWARE                     1-12929                   36-4135495
   (State or other              (Commission File           (I.R.S. Employer
   jurisdiction of                  Number)              Identification Number)
    incorporation
   or organization)

                        1375 LENOIR-RHYNE BOULEVARD,
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (828) 324-2200

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Item 5.   Other Events.
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     On October 25, 2001, the registrant issued the press release filed as
Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

               Exhibit        Description
               -------        -----------

                99.1          Press Release issued October 25, 2001


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


     Dated: October 25, 2001


                                      COMMSCOPE, INC.


                                      By:  /s/ Jearld L. Leonhardt
                                         ---------------------------------
                                            Jearld L. Leonhardt
                                            Executive Vice President
                                            and Chief Financial Officer

                               EXHIBIT INDEX


             Exhibit       Description
             -------       -----------

              99.1         Press Release issued October 25, 2001